UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 24, 2025
HERITAGE DISTILLING HOLDING COMPANY INC.
(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CASK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 24, 2025, at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) of Heritage Distilling Holding Company, Inc. (the “Company”), the Company's stockholders approved an amendment (“Amendment No. 1”) to the Heritage Distilling Holding Company, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) to increase the maximum total number of shares of common stock that may be issued under the 2024 Plan to 5,000,000 shares (an increase of 2,500,000 shares). The Company’s Board of Directors (the “Board”) approved Amendment No. 1 to the 2024 Plan, subject to stockholder approval, on May 30, 2025.
The foregoing description of Amendment No. 1 to the 2024 Plan is qualified in its entirety by reference to Amendment No. 1, which is filed as Exhibit 10.1 to this report. A more complete description of the terms of Amendment No. 1 and the 2024 Plan can be found in “Proposal Seven - Approval of an Amendment to the 2024 Plan to Increase the Plan’s Shares Available for Issuance” on pages 36 to 42 of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 10, 2025 (the “2025 Proxy Statement”), which description is incorporated by reference herein.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 24, 2025, as described below, upon the recommendation of the Board of the Company, the Company’s stockholders approved an amendment (the “First Amendment”) to the Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of capital stock by 420,000,000 shares for a total of 495,000,000 shares of which 490,000,000 will be shares of common stock and 5,000,000 will be shares of preferred stock, as further described in “Proposal Six - Approval of an Amendment to the Certificate of Incorporation to Increase the Company’s Authorized Shares” on pages 33 to 35 of the 2025 Proxy Statement and previously approved by the Board of the Company, subject to stockholder approval, on June 10, 2025. The proposal received the affirmative vote of 6,981,255 shares, representing approximately 96% of the votes cast and approximately 58% of the Company’s outstanding common stock as of the record date.
As a result, the Company filed the First Amendment with the Secretary of State of the State of Delaware on June 24, 2025, which became effective upon filing.
The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 24, 2025, the Company held the 2025 Annual Meeting. At the 2025 Annual Meeting, the Company’s stockholders voted on eight proposals and cast their votes as described below. The proposals are described in the 2025 Proxy Statement. Stockholders representing approximately 60% of the Company’s outstanding shares of common stock as of the record date were present or represented by proxy at the meeting, constituting a quorum.
Proposal 1
The Company’s stockholders cast their votes to elect two (2) Class III Directors to the Company’s Board of Directors for a three-year term or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Christopher H. (Toby) Smith	6,805,186	481,513	0
Jeffrey P. Wensel, M.D., Ph.D.	7,008,505	278,194	0

Proposal 2
The Company’s stockholders cast their votes with respect to the advisory vote to approve the compensation of the Company’s named executive officers as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,012,458	236,546	37,695	0
Proposal 3
The Company’s stockholders cast their votes with respect to the advisory vote to select the frequency of future advisory votes on the compensation of the Company’s named executive officers as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,612,165	83,584	4,916,874	674,076	0
Proposal 4
The Company’s stockholders cast their votes to approve the potential issuance of shares of the Company’s common stock pursuant to the ELOC Purchase Agreement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,008,437	275,171	3,091	0
Proposal 5
The Company’s stockholders cast their votes to approve the potential issuance of shares of the Company’s common stock upon conversion of the Series B Preferred Stock and exercise of warrants pursuant to the SPAs as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,992,487	286,849	7,363	0
Proposal 6
The Company’s stockholders cast their votes to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,981,255	299,383	6,061	0
Proposal 7
The Company’s stockholders cast their votes to approve an amendment to the Company’s 2024 Equity Incentive Plan to increase the shares available for issuance as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,821,059	442,888	22,752	0

Proposal 8
The Company’s stockholders cast their votes to ratify the appointment of CBIZ CPAs P.C. as independent registered accounting firm for fiscal year 2025 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,246,631	32,993	7,075	0
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	First Amendment to Second Amended and Restated Certificate of Incorporation of Heritage Distilling Holding Company, Inc.
10.1	First Amendment to the Heritage Distilling Holding Company, Inc. 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2025	HERITAGE DISTILLING HOLDING COMPANY INC.

	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer
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